UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2011

KIRIN INTERNATIONAL HOLDING, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-166343	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1506
South Building of China Overseas Plaza
No. 8 Guanghua Dongli Road
Chaoyang District, Beijing, 100020
People’s Republic of China
(Address of principal executive offices) (Zip Code)

+86 10 6577 2050
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

––––––––––––––––
Copies to:
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
Attention: Gregg E. Jaclin, Esq.
(732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 25, 2011, management of Kirin International Holding, Inc. (the “Company”) concluded that the Company should file an amendment (the “Amendment”) to the Company’s original Current Report on Form 8-K dated March 1, 2011 which was filed with the Securities and Exchange Commission (the “SEC”) on March 7, 2011 (the “Original Report”), to restate the Combined Unaudited Financial Statements for the nine months ended September 30, 2010 and 2009 for Hebei Zhongding Real Estate Development Corporation Limited and Xingtai Zhongding Jiye Real Estate Development Company Limited (the “Operating Companies”) filed as Exhibit 99.1 to the Original Report (the “September 2010 Financial Statements”) due to the  errors described below.

(a)   Reclassification of revenue in excess of billings

The September 2010 Financial Statements did not properly reflect that certain payments from home buyers fell behind respective revenue recognized for purchased properties.  The difference, which should have been reflected as revenue in excess of billings under assets, incorrectly reduced customer deposits as of September 30, 2010.  The Operating Companies recalculated revenue in excess of billings as of September 30, 2010 and adjusted the customer deposits accordingly.

(b)   Reclassification of prepaid interest expenses

The September 2010 Financial Statements improperly included $492,457 financing service fees paid to Industrial and Commercial Bank of China, Xingtai Branch in properties and land lots under development.  The Operating Companies reclassified this prepaid interest as prepayments.

(c)   Reversal of revenue and related cost of sales

The September 2010 Financial Statements included inaccurately recognized revenue and cost of real estate sales.  Revenue and cost of real estate sales were improperly recognized with respect to several units in the Kirin Country project for which sufficient down payments had not been received as of September 30, 2010.  Accordingly, these units did not meet all the revenue recognition criteria pursuant to ASC 360-20-40-50.  As a result, the Operating Companies reversed previously inaccurately recognized revenue and related cost of real estate sales.

(d)   Business Tax, Land Appreciation Tax, current and deferred income tax adjustments

As a result of the reversal of revenue and related cost of real estate sales discussed above, business tax payable, Land Appreciation Tax (as a part of income tax expenses), and deferred income tax expense have been adjusted accordingly.

(e)   Reclassification of liability for unrecognized tax benefit

The Operating Companies evaluated the situation that a liability calculated for the potential income tax consequence of government grant, which was previously included in income taxes payable, qualifies as an uncertain tax pursuant to ASC 740.  As a result, liability for recognized tax benefit was reclassified from income tax payable to other payables.

(f)   Separate presentation of accounts payable, and other payables and accrued liabilities

(g)   Inclusion of land use rights purchase financed by a stockholder in cash flows from operating and financing activities

The September 2010 Financial Statements previously inappropriately accounted for a purchase of land use rights financed by Mr. Guo, the beneficial owner of the Operating Companies, including the forgiveness of a government grant receivable from an equity owner controlled by Mr. Guo, as non-cash operating and financial activities.  Because the seller of the land use rights is not related to Mr. Guo or the Operating Companies, these transactions have been included in cash flows from operating activities and cash flows from financing activities, respectively.

The effect on the Operating Companies’ previously issued financial statements for the nine months ended September 30, 2010 is summarized as follows:

COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 2010

	As Previously Reported	Adjustments	As Restated

ASSETS

Cash and cash equivalents	$18,389,548		$18,389,548
Restricted cash	122,796		122,796
Revenue in excess of billings	-	6,319,786	6,319,786	(a)
Prepayments	522,302	492,457	1,014,759	(b)
Other receivables	3,335,131		3,335,131
Properties and land lots under development	85,975,712	2,084,758	88,060,470	(b)(c)
Deferred tax assets	236,886		236,886
Property and equipment, net	161,000		161,000

Total Assets	$108,743,375	$8,897,001	$117,640,376

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities
Accounts payable and accrued liabilities	$7,315,737	(7,315,737)	$-	(f)
Accounts payable	-	3,269,240	3,269,240	(f)
Income taxes payable	3,403,394	(3,402,427)	967	(e)
Other taxes payable	596,758	(571,563)	25,195	(d)
Due to a stockholder	18,146,275		18,146,275
Other payables and accrued liabilities	-	7,448,924	7,448,924	(d)(f)
Customer deposits	9,198,968	12,869,142	22,068,110	(a)(c)
Long-term loans	18,952,112		18,952,112
Deferred tax liabilities	2,499,892	(850,145)	1,649,747	(d)

Total liabilities	60,113,136	11,447,434	71,560,570

Shareholders’ equity
Hebei Zhongding – Common shares, RMB1.00 (or $0.1207 equivalent) par value: Authorized, issued and outstanding as of September 30, 2010 and December 31, 2009 – 45,000,000 shares	5,430,517		5,430,517
Xingtai Zhongding – Paid-in capital	11,701,936		11,701,936
Additional paid-in capital	9,988,592		9,988,592
Statutory reserve	264,887		264,887
Retained earnings	19,109,848	(2,510,831)	16,599,017
Accumulated other comprehensive income	2,134,459	(39,602)	2,094,857

Total shareholders’ equity	48,630,239	(2,550,433)	46,079,806

Total Liabilities and Shareholders’ Equity	$108,743,375	$8,897,001	$117,640,376

COMBINED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

	As Previously Reported	Adjustments	As Restated

Revenue from real estate sales, net	$25,795,545	$(6,086,587)	$19,708,958	(c)
Cost of real estate sales	16,627,832	(2,537,194)	14,090,638	(c)

Gross margin	9,167,713		5,618,320

Selling expenses	903,765		903,765
General and administrative expenses	888,121		888,121

Income from operations	7,375,827	(3,549,393)	3,826,434

Other income
Government grant	6,346,595		6,346,595
Interest expense	(771,806)		(771,806)

Total other income	5,574,789		5,574,789

Income before income taxes	12,950,616	(3,549,393)	9,401,223

Income taxes	3,938,902	(1,038,562)	2,900,340	(e)

Net income	$9,011,714	(2,510,831)	6,500,883

Other comprehensive income
Foreign currency translation adjustment	927,955	(39,602)	888,353

Comprehensive income	$9,939,669	$(2,550,433)	$7,389,236

COMBINED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

	As Previously Reported		Adjustments	As Restated

Cash flows from operating activities:
Net income	$9,011,714		$(2,510,831)	$6,500,883
Adjustments to reconcile net income to net cash used in operation activities
Depreciation	39,478			39,478
Deferred tax benefit	1,690,437		(836,943)	853,494
Changes in operating assets and liabilities
Restricted cash	143,552			143,552
Contracts receivable	13,431			13,431
Revenue in excess of billings	-		(6,221,649)	(6,221,649)
Prepayments	1,986,425		(484,809)	1,501,616
Other receivables	(2,212,299)			(2,212,299)
Government grant receivable from an equity owner	(6,346,595)		13,868,485	7,521,890	(g)
Properties held for sale	593,979			593,979
Properties and land lots under development	(11,932,629)		(31,434,765)	(43,367,394)	(g)
Accounts payable	2,435,869			2,435,869
Income taxes payable	716,279		(1,469,119)	(752,840)
Other payables and accrued liabilities	2,903,625		1,469,119	4,372,744
Other taxes payable	(1,619,649)		(562,688)	(2,182,337)
Due to a related person	2,350,591		(2,350,591)	-	(g)
Customer deposits	(5,610,428)		12,669,303	7,058,875

Net cash used in operating activities	(5,836,220)		(17,864,488)	(23,700,708)

Cash flows from investing activities:
Purchases of equipment	(85,987)			(85,987)

Cash flows from financing activities:
Due to a stockholder	-		17,864,488	17,864,488	(g)
Proceeds from a bank loan	17,188,694		-	17,188,694
Net cash flows generated from financing activities	17,188,694		17,864,488	35,053,182

Effect of exchange rate changes on cash and cash equivalents	315,966			315,966
Net increase in cash and cash equivalents	11,582,453			11,582,453

Cash and cash equivalents - beginning of the period	6,807,095			6,807,095

Cash and cash equivalents - end of the period	$18,389,548	$		$18,389,548

Supplementary cash flow information:
Cash paid for interest expense	$771,806	$	$771,806
Cash paid for income tax	$790,392	$	$790,392

The Company’s management has discussed the matters disclosed herein with its independent accountant.

The restatement does not impact the Consolidated Financial Statements for the years ended December 31, 2010, 2009 and 2008 for Kirin China Holding Limited and Subsidiaries filed as Exhibit 99.1 to the Original Report, as amended (the “Amended Report”), or the unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 and filed with the SEC on May 16, 2011.

Based on the foregoing, the September 2010 Financial Statements should no longer be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIRIN INTERNATIONAL HOLDING, INC.

Date: August 25, 2011	By:	/s/ Longlin Hu
Longlin Hu President and Chief Executive Officer